SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March 15, 2003



                Trust Certificates (TRUCs), Series 2001-1 Trust
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                     333-58504-01            13-7295550
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(State or other jurisdiction             (Commission         (I.R.S. employer
      of incorporation)                  file number)       identification no.)

        c/o U.S. Bank Trust National Association
        100 Wall Street, Suite 1600
        New York, New York                                              10005
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(Address of principal executive offices)                            (Zip code)


Registrant's telephone number, including area code (212)-361-2459


                                     N/A
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       (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

               (a) Not Applicable.

               (b) Not Applicable.

               (c) Exhibits.

99.1. Trustee's Report in respect of the March 15, 2003 Distribution Date



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

                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Trust Certificates (TRUCs), Series 2001-1 Trust
                               By: U.S. Bank Trust National Association,
                                   not in its individual capacity, but solely
                                   as Trustee on behalf of Trust
                                   Certificates (TRUCs), Series 2001-1Trust


                                   By:  /s/  Adam Berman
                                        ------------------
                                   Name:   Adam Berman
                                   Title:  Trust Officer


Dated: March 15, 2003



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                                 EXHIBIT INDEX


Exhibit                                                                   Page
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99.1. Trustee's Report in respect of the March 15, 2003 Distribution Date   5



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